EXHIBIT 32.2

Certification by the Chief Financial Officer Pursuant to 18 U. S. C. Section 1350, as
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, I, Paul Sykes, hereby certify that, to the best of my knowledge, SpringBig Holdings, Inc’s Quarterly Report on Form 10-Q for the three months ended June 30, 2023 (the Report), as filed with the Securities and Exchange Commission on August 10, 2023, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SpringBig Holdings, Inc.

/s/ Paul Sykes
Paul Sykes
Chief Financial Officer
August 10, 2023